                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X
                       -----

Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

         Preliminary Proxy Statement
-----

         Confidential, for Use of the Commission Only (as permitted by Rule
-----    14A-6(e)(2))

  X      Definitive Proxy Statement
-----

         Definitive Additional Materials
-----

         Soliciting Material Pursuant to Section 240.14a-11(c) or Section
-----    240.14a-12

                           MACC PRIVATE EQUITIES INC.
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             -------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
 X       No fee required
---

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
-----
         1)   Title of each class of securities to which transaction applies:

              ----------------------------------------------------------------.

         2)   Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------.

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------.

         4)   Proposed maximum aggregate value of transaction:
              ----------------------------------------------------------------.

         5)   Total fee paid:
              ----------------------------------------------------------------.

         Fee paid previously with preliminary materials
-----

         Check box if any part of the fee is offset as provided by Exchange Act
----- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:                                            .
                                   --------------------------------------------
         2) Form, Schedule or Registration Statement No.:                      .
                                                         ----------------------
         3) Filing Party:                                                      .
                         -------------------------------------------------------
         4) Date Filed:                                                        .
                       --------------------------------------------------------

                                  [MACC LOGO]

                             PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                January 10, 2003


To the Shareholders of MACC Private Equities Inc:

         The Annual Meeting of Shareholders of our Corporation will be held on Tuesday February 25, 2003, at 10:00 a.m. at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

         A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 2002, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. IF YOU ATTEND THE ANNUAL MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY MAILED THE ENCLOSED PROXY.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                                                     Very truly yours,


                                                     /s/ Paul M. Bass, Jr.

                                                     Paul M. Bass, Jr.
                                                     Chairman of the Board

                                  [MACC LOGO]

                             PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2003

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 25, 2003, at 10:00 a.m., central time, at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

         1. To elect three directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

         2. To ratify the appointment of KPMG LLP as independent auditors; and

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on December 31, 2002, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.


                                          By Order of the Board of Directors



                                          /s/ David R. Schroder

                                          David R. Schroder, Secretary




         YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                                  [MACC LOGO]

                             PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2003


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 25, 2003, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 10, 2003.

                             PURPOSES OF THE MEETING

         The Annual Meeting of the Shareholders is to be held for the purposes of (1) electing three persons to serve as Directors of the Corporation until the 2004 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); and (3) transacting such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on December 31, 2002, at which time the Corporation had outstanding and entitled to vote at the meeting 2,329,255 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the year ending September 30, 2003, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as Directors of the persons named under ELECTION OF DIRECTORS and FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of November 30, 2002, there were 2,329,255 shares issued and outstanding. The following table sets forth certain information as of November 30, 2002, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934) who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, ten in number, as a group. The address of the individuals in the following table is 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, and Zions First National Bank's address is One South Main, 3rd Floor, Salt Lake City, Utah 84111.


               NAME OF BENEFICIAL                   AMOUNT AND NATURE            PERCENT OF CLASS OF VOTING
                   OWNER                         OF BENEFICIAL OWNERSHIP                 COMMON STOCK
               ------------------                -----------------------         --------------------------
       Zions First National Bank(1)                  804,689 Shares                        34.55%
       Paul M. Bass                                   35,000 Shares                         1.50%
       Robert A. Comey(2)                             57,019 Shares                         2.45%
       Michael W. Dunn                                20,670 Shares                         0.89%
       Henry T. Madden                                26,555 Shares                         1.14%
       Gordon J. Roth                                  3,800 Shares                         0.16%
       David R. Schroder(2)                           74,916 Shares                         3.22%
       Todd J. Stevens(3)                                 --                                  --
       John D. Wolfe                                   5,512 Shares                         0.24%
       Kevin F. Mullane                               11,264 Shares                         0.48%
       All Officers and Directors as a Group         234,736 Shares                        10.08%


------------------------------------

         (1) Information with respect to Zions First National Bank (the "Bank") is based upon (i) Zion Bancorporation's Amendment No. 19 to Schedule 13D, dated March 22, 2001, in which Zions Bancorporation may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all of the shares of the Corporation's Common Stock held by the Bank, due to Zions' ownership of the Bank, and (ii) the Bank's representation to the Corporation as to the number of shares of the Corporation's Common Stock held by the Bank at November 30, 2002.

         (2) As principals, officers and directors of InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"), 101 Second Street S.E., Suite 800, Cedar Rapids, IA 52401, the investment advisor for the Corporation and MorAmerica Capital, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

         (3) To the extent that Zions Bancorporation or the Bank may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Stevens, as Manager of the Bank's Venture Capital Department and Managing Director of Wasatch Venture Funds, a majority-owned subsidiary of the Bank, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At its December 10, 2002 meeting, the Corporation's Board of Directors amended the Corporation's Bylaws to reduce the terms of each newly-elected Director from a three-year term to a one-year term and to phase out the classified board structure. The Corporation's Board of Directors currently is divided into three classes, with Directors elected to three-year terms. Under the revised Bylaws, this Board classification system is terminated and as present Board terms expire, all directors will be elected to one-year terms. Accordingly, the three Class II Directors are proposed to be elected at the 2003 Annual Meeting of Shareholders to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the 2003 Annual Meeting of Shareholders. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2003 Annual Meeting of shareholders. The names of the nominees, along with certain information concerning them, are set forth below. A double asterisk (**) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation.

NOMINEES

HENRY T. MADDEN

         Mr. Madden, age 73, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advised potential and new entrepreneurs and taught courses on entrepreneurship in the M.B.A. program. He retired in December, 2000.

TODD J. STEVENS**

         Mr. Stevens, age 43, has been a Director of the Corporation and MorAmerica Capital since 1997. Since 1993, Mr. Stevens has been the Managing Director of the Wasatch Venture Funds, a $50,000,000 early stage venture capital fund complex and majority-owned subsidiary of Zions

First National Bank (the "Bank"). Mr. Stevens is also a Manager of the Bank's Venture Capital Department. From 1991 through 1993, Mr. Stevens was a Managing Director of Stevens Wood, Inc., a financial and managerial consulting firm which assisted in raising equity and debt private placements. Mr. Stevens was also Development Manager, Assistant Treasurer, and Treasurer for Bonneville Pacific Corporation from 1987-1991, in which his functions included negotiating, closing and administering corporate and project finance credit facilities. From 1985 through 1987, Mr. Stevens performed financial analysis for development, acquisition and sale of retail, commercial and hotel properties for Homart Development Company. Mr. Stevens received his B.S. in Accounting and Management from University of Utah in 1983, and his M.B.A. in 1985 from Harvard Graduate School of Business Administration.

JOHN D. WOLFE

         Mr. Wolfe, age 76, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr. Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

OTHER DIRECTORS

         The names of the other Directors of the Corporation, whose terms of office extend beyond the 2003 Shareholders Meeting, along with certain information concerning them, are set forth below. An asterisk (*) indicates those Nominees who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as principals, officers and directors of the Investment Advisor.

PAUL M. BASS, JR.

         Mr. Bass, age 67, has been Chairman of the Boards of Directors of the Corporation and of the Corporation's wholly-owned subsidiary, MorAmerica Capital Corporation ("MorAmerica Capital") since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass specializes in corporate finance, investment management and public finance. Mr. Bass is also presently a Director of Keystone Consolidated Industries (Chairman of the Audit Committee), and Compx International (member of the Audit Committee). Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

ROBERT A. COMEY*

         Mr. Comey, age 56, has served as Vice President, Treasurer and a Director of the Corporation since 1994, and as a Director of MorAmerica Capital since 1989. Mr. Comey was named Executive Vice President of the Corporation in 1995. Since 1986, Mr. Comey has been a principal of InvestAmerica Venture Group, Inc. ("Venture Group") and is presently Executive

Vice President, Treasurer and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Since 1996, Mr. Comey has also been Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), a private investment partnership based in North Dakota. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Since 2002 Mr. Comey is also Executive Vice President of InvestAmerica L&C Management, Inc. and InvestAmerica L&C, LLC, respectively the Manager and General Partner of Lewis and Clark Private Equities, LP, a newly formed SBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"), the investment advisor to the Corporation and MorAmerica Capital. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Comey received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

MICHAEL W. DUNN

         Mr. Dunn, age 53, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President and Director since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa and Vice President and Director of Security Savings Bank of Eagle Grove, Iowa. Mr. Dunn also serves as President and C.E.O. of Dunn Investment Co., a bank holding company for both banks.

GORDON J. ROTH

         Mr. Roth, age 48, has been a Director of the Corporation since 2000. Beginning in June, 2000, Mr. Roth has been Chief Financial Officer and Executive Vice President of Roth Capital Partners, LLC (formerly known Cruttenden Roth), an independent investment banking firm specializing in small-cap companies, in Newport Beach, California. For approximately ten years before joining Roth Capital Partners, LLC, Mr. Roth was Chairman of Roth & Company, P.C., a public accounting firm, in Des Moines, Iowa. Prior to that, Mr. Roth was a partner at Deloitte & Touche, a public accounting firm, in their Des Moines, Iowa office.

DAVID R. SCHRODER*

         Mr. Schroder, age 59, has been President, Secretary and a Director of the Corporation since 1994. Since 1985, Mr. Schroder has been a principal of Venture Group and is presently President, Secretary and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Since 2002 Mr. Schroder is also President and Secretary of InvestAmerica L&C

Management, Inc. and InvestAmerica L&C, LLC, respectively the Manager and General Partner of Lewis and Clark Private Equities, LP, a newly formed SBIC. Mr. Schroder is President and a Director of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Schroder received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties.

         The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. During the Corporation's Fiscal Year ended September 30, 2002, the members of the Corporation's Audit Committee were Michael W. Dunn (Chair), Jeri J. Harman and Gordon J. Roth. Ms. Harman resigned from the Audit Committee and Board effective October 9, 2002 due to her time constraints.

         The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING." The Nominating Committee presently consists of Gordon J. Roth (Chair) and Michael W. Dunn.

         The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policies regarding investments made in participation with other funds managed by the Investment Advisor, with entities controlling, controlled by or under common control with Zions, and with other affiliates. The voting members of the Investment Committee presently include Paul M. Bass, Jr., Michael W. Dunn, Henry T. Madden, Gordon J. Roth, and John D. Wolfe, and the nonvoting ex officio members include Robert A. Comey, David R. Schroder, and Todd J. Stevens. Jeri J. Harman also served as a member of the Investment Committee during the Fiscal Year 2002 and until October 9, 2002.

         During the Fiscal Year of the Corporation ended September 30, 2002, six meetings of the Board of Directors were held. In addition, three meetings of the Audit Committee, one meeting of the Nominating Committee and six meetings of the Investment Committee were held. Each of the Directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by the committees of the Board on which that Director served, except that Jeri

J. Harman, a director of the Corporation during the year ended September 30, 2002, missed two of the six Board meetings. Ms. Harman resigned from the Board effective October 9, 2002, due to her time constraints.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of MACC Private Equities Inc. (the "Audit Committee") is composed of three directors and operates under a written charter originally adopted by the Board of Directors and annually updated by the Audit Committee. The current members of the Audit Committee are Michael W. Dunn (Chair), Henry T. Madden (who was appointed to the Audit Committee on December 16, 2002) and Gordon J. Roth. Under the terms of the charter and listing standards of The Nasdaq Stock Market, Inc., all of the Audit Committee members are considered to be independent. During the 2002 Fiscal Year, Jeri J. Harman also served as a member of the Audit Committee and was considered to be independent during her service as an Audit Committee member.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee those processes.

         In this regard, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2002 with management and discussed other matters related to the audit with the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm's independence.

         The Corporation paid KPMG LLP ("KPMG") the Corporation's independent auditors for Fiscal Year 2002, the following amounts during Fiscal Year 2002:


         Audit Fees (including quarterly
         reviews, security counts
         and audit of Form 468):                     $51,450

         Financial Information Systems
         Design and Implementation:                      -0-

         Non-Audit Fees
         (income taxes):                             $35,500

         The Audit Committee has considered whether KPMG has maintained its independence during Fiscal Year 2002.

         Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Corporation's Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

                                                     AUDIT COMMITTEE:

                                                     Michael W. Dunn, Chair

                                                     Gordon J. Roth



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         COMPENSATION OF DIRECTORS

         Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. The Chairman of the Board receives an annual retainer of $24,000, and all other outside Directors receive an annual retainer of $8,000. The Chairman of the Board and all other outside Directors also receive $1,000 for each Board of Directors meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference. In addition, the Chairman of the Board and all other outside Directors receive $500 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference The Directors do not receive separate compensation for serving on the Board of Directors of MorAmerica Capital. The Corporation also reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

         SUMMARY COMPENSATION TABLE

         The following table sets forth certain details of compensation paid to Directors during Fiscal Year 2002, which includes compensation for serving on the Boards of Directors of the Corporation and MorAmerica Capital (the only wholly owned subsidiary of the Corporation). For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Reg.
Section 240.14a-101) consists solely of the Corporation and MorAmerica Capital. The Corporation presently maintains no pension or retirement plans for its Directors.

                                                                               AGGREGATE COMPENSATION
                                 NAME AND POSITION                      FROM CORPORATION AND FUND COMPLEX(1)
                                 -----------------                      ------------------------------------

                     Paul M. Bass, Jr.                                               $32,000
                     Chairman of the Board

                     David R. Schroder,                                                -0-
                     Director, President and Secretary

                     Robert A. Comey,                                                  -0-
                     Director, Executive Vice President
                     and Treasurer

                     Henry T. Madden, Director                                        15,000

                     John D. Wolfe, Director                                          14,750

                     Michael W. Dunn, Director                                        15,250

                     Gordon J. Roth, Director                                         15,500

                     Todd J. Stevens, Director                                        14,750

                     Jeri J. Harman(2)                                                13,250

------------------------------------

         (1) Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

         (2) Ms. Harman resigned from the Board of Directors on October 9, 2002.


PERFORMANCE GRAPH

         The following graph compares the semi-annual percentage change in cumulative stockholder return on the Common Stock of the Corporation since September 30, 1997, with the cumulative total return over the same period of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies) and (ii) a peer group selected in good faith by the Corporation composed of the following eight business development companies or other funds known by the Corporation to have similar investment objectives to the Corporation: Allied Capital Corporation
(ALLC), American Capital Strategies (ACAS), Brantley Capital Corporation (BBDC), Capital Southwest Corporation (CSWC), Harris & Harris Group, Inc. (HHGP), Rand Capital Corporation (RAND), Waterside Capital Corporation (WSCC) and Winfield Capital Corporation (WCAP) (the "Peer Group").

         In the graph, the comparison assumes $100 was invested on October 1, 1997, in shares of the Corporation's Common Stock and in each of the indices. The comparison is based upon the closing market bid price for shares of the Corporation's Common Stock, and assumes the reinvestment of all dividends, if any. The returns of each of the companies in the Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated.

                           MACC PRIVATE EQUITIES INC.
                       COMPARISON CUMULATIVE TOTAL RETURNS

                                    [GRAPH]


                                       1997        1998         1999        2000        2001         2002
                                      ------      ------       ------     --------    -------     --------
    MACC PRIVATE EQUITIES INC.        100.00      133.60       197.40      177.74      149.20       78.59
    PEER GROUP INDEX                  100.00       99.27       121.93      135.16      133.09      117.92
    NASDAQ MARKET INDEX               100.00      103.92       168.12      229.98       94.23       75.81


COMPENSATION OF EXECUTIVE OFFICERS

         The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 2002, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission, except that one report by Mr. Dunn, due on the first day of the new two-day reporting requirement, August 29, 2002, was filed late because the trade was not reported to Mr. Dunn by his broker until after the end of the month.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS--NOMINEES."

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended by the Audit Committee of the Corporation's Board of Directors, on December 10, 2002, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG LLP to serve as the Corporation's independent auditors for the Fiscal Year ending September 30, 2003.

         The appointment of KPMG LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the year ending September 30, 2003, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 2003.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 2004 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 13, 2003. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

         In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days, prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2004 Annual Meeting must give written notice of the proposal to the Secretary of the Corporation not earlier than October 13, 2003, and not later than November 12, 2003. The Corporation's proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an Annual Meeting which does not comply with these notice requirements. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $4,000. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Fiscal Year ended September 30, 2002, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A COPY OF THE FISCAL YEAR 2002 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DAVID R. SCHRODER, SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON DECEMBER 31, 2002. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

         PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                     By Order of the Board of Directors



                                     /s/ David R. Schroder

                                     David R. Schroder,
                                     Secretary

Cedar Rapids, Iowa
January 10, 2003

                           MACC PRIVATE EQUITIES INC.
               Proxy Solicited on Behalf of the Board of Directors
                                       for
                         Annual Meeting of Stockholders
                               February 25, 2003

      The undersigned hereby appoints Paul M. Bass, Jr., Robert A. Comey and David R. Schroder and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on December 31, 2002, at the Annual Meeting of Stockholders of the Corporation to be held on February 25, 2003 and any adjournment(s) thereof.

      This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for item 2. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation's bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

                  (continued, and to be signed on reverse side)

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

                                                               Please mark
                                                               your votes as
                                                               indicated in  |X|
                                                               this example

                                                       FOR          WITHHOLD
                                                       all         Authority
                                                     nominees   for all nominees

1.    To elect three directors to serve until the
      2004 Annual Meeting of Shareholders or until     |_|             |_|
      their respective successors shall be elected and qualified;

NOMINEES:

01 Henry T. Madden;       02 Todd J. Stevens;      03 John D. Wolfe

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


________________________________________________________________________________

                                                        FOR    AGAINST   ABSTAIN

2.    To ratify the appointment of KPMG LLP as          |_|      |_|       |_|
      independent auditors;

3.    To transact such other business as may
      properly come before the meeting and any adjournment thereof.

                                                  I PLAN TO ATTEND MEETING |_|

________________________________________________________________________________
Signature                                                               Date

________________________________________________________________________________
Signature                                                               Date

Please sign your name exactly as it appears hereon. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

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